Other net losses (Tables)	6 Months Ended
Jun. 30, 2020
Other Income and Expenses [Abstract]
Schedule of Other Net Losses
Other net losses consist of the following:

	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Acquisition and transition-related costs	(3,116)	(445)	(3,142)	(2,389)
Tax reform (a)	(11,728)	—	(11,728)	—
Management succession and executive retirement (b)	(6,952)	—	(6,952)	—
Other (c)	(5,144)	(5,358)	(6,008)	(5,978)
	$(26,940)	$(5,803)	$(27,830)	$(8,367)

16.	Other net losses (continued)

(a)	Tax Reform
As a result of the Tax Cuts and Jobs Act enacted in 2017, regulators in the states where the Regulated Services Group operates contemplated the rate making implications of federal tax rates from the legacy 35% tax rate and the new 21% federal statutory income tax rate effective January 2018. Subsequent to quarter end, on July 1, 2020, the Company received an order from the Public Service Commission of the State of Missouri that requires Empire to refund to customers over five years the revenue requirement collected at the higher tax rate between January 1, 2018 and August 31, 2018 before new rates came into effect. Therefore, an accounting loss was recognized for approximately $11,728 during the quarter.

(b)	Management succession and executive retirement
On February 5, 2020, the Company announced succession plans for the role of CEO, and the retirements of the CFO and Vice Chair in 2020 and 2021. As part of the Retirement Agreements, the Company recorded $6,952 of expenses during the quarter in relation to these executives’ share-based compensation agreements (note 10(b)).

(c)	Other
Other losses primarily consists of costs related to the condemnation of Liberty Utilities (Apple Valley Ranchos Water) Corp. (note 19(a)).